UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 4, 2021

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street	Portland	ME	04101
Address of principal executive offices			Zip Code

Registrant's telephone number, including area code	207	773-8171

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act . ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of WEX Inc. (the “Company”) held on June 4, 2021, the Company’s stockholders approved the Amended and Restated 2019 Equity and Incentive Plan (the "Amended 2019 Plan"), which had previously been adopted by the Company’s Board of Directors subject to stockholder approval. The Amended Plan amends and restates the Company’s 2019 Equity and Incentive Plan (the "Original 2019 Plan") to state that (i) 4,500,000 shares of the Company’s common stock, reduced by the number of shares of the Company’s common stock subject to awards granted under the Original 2019 Plan between March 21, 2021 and June 4, 2021, will be available for the issuance of new awards under the Amended 2019 Plan after the date of the Annual Meeting, (ii) 1,235,669 shares of the Company’s common stock will be reserved for issuance in respect of awards granted under the Original 2019 Plan between May 9, 2019 and March 21, 2021, and (iii) the number of shares of the Company’s common stock as is equal to the number of shares of the Company’s common stock subject to awards granted under the Company’s 2010 Equity and Incentive Plan, which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company pursuant to a contractual repurchase right will be made available for the issuance of awards under the Amended 2019 Plan.

The description of the Amended 2019 Plan contained on pages 82 to 96 of the Company’s Proxy Statement for the annual meeting of stockholders, filed with the Securities and Exchange Commission on April 21, 2021, is incorporated herein by reference. A complete copy of the Amended 2019 Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2021, the Company filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to (i) implement a phased-in declassification of the Company’s Board of Directors, commencing with the 2022 annual meeting of stockholders and resulting in the classified structure being fully phased-out commencing with the 2024 annual meeting of stockholders (the “Declassification”), (ii) provide that, effective immediately after the 2024 annual meeting of stockholders when the Board is no longer classified, directors may be removed with or without cause by the affirmative vote of a majority of the shares of capital stock outstanding and then entitled to vote at an election of directors (the “Director Removal”), (iii) remove inoperative provisions and (iv) conform regulatory ownership restrictions to current law.

The Board of Directors previously approved the Amended and Restated By-Laws to make changes conforming to the Amended and Restated Certificate of Incorporation with respect to the Declassification and the Director Removal, which Amended and Restated By-Laws were effective immediately following the filing and effectiveness of the Amended and Restated Certificate of Incorporation on June 9, 2021.

As disclosed in Item 5.07 below, the stockholders of the Company voted to approve the Amended and Restated Certificate of Incorporation at the annual meeting of stockholders of the Company held on June 4, 2021.

The foregoing descriptions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws are qualified in their entirety by reference to the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Company held on June 4, 2021, the Company’s stockholders voted on the following proposals:

1. The following nominees were elected to the Company’s Board of Directors as Class I directors for terms expiring at the 2024 annual meeting of stockholders.

Nancy Altobello
For: 41,484,853

Against: 209,067
Abstain: 29,948
Broker Non-Votes: 1,301,488

Bhavana Bartholf
For: 41,647,851
Against: 45,537
Abstain: 30,480
Broker Non-Votes: 1,301,488

Derrick Roman
For: 41,663,205
Against: 29,903
Abstain: 30,760
Broker Non-Votes: 1,301,488

Regina Sommer
For: 40,600,036
Against: 1,093,916
Abstain: 29,916
Broker Non-Votes: 1,301,488

Jack VanWoerkom
For: 36,438,504
Against: 5,243,383
Abstain: 41,981
Broker Non-Votes: 1,301,488

Following the 2021 annual meeting, Daniel Callahan, Shikhar Ghosh, James Neary, and Melissa Smith, having terms expiring in 2022, and Susan Sobbott, Stephen Smith, and James Groch, having terms expiring in 2023, continued in office.

2. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was not approved.

For: 19,612,714
Against: 22,077,080
Abstain: 34,075
Broker Non-Votes: 1,301,488

The Company engages with stockholders to understand their perspectives and intends to conduct additional outreach to its stockholders regarding the advisory proposal on the compensation of the Company’s named executive officers. The Board of Directors and its committees value the opinions expressed by the Company’s stockholders and will consider the voting results detailed above, as well as feedback obtained through stockholder engagement, in making future decisions regarding compensation matters.

3. The WEX Inc. Amended and Restated 2019 Equity and Incentive Plan to increase the number of shares of common stock issuable thereunder was approved.

For: 40,537,047
Against: 1,153,922
Abstain: 32,899
Broker Non-Votes: 1,301,488

4. The Company's Amended and Restated Certificate of Incorporation to declassify the Board of Directors was approved.

For: 41,708,234
Against: 9,545

Abstain: 6,089
Broker Non-Votes: 1,301,488

5. The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021 was ratified.

For: 42,851,377
Against: 143,270
Abstain: 30,709

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description
3.1	Amended and Restated Certificate of Incorporation of WEX Inc.
3.2	Amended and Restated By-Laws of WEX Inc.
99.1	Amended and Restated 2019 Equity and Incentive Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 10, 2021
WEX Inc.
By:     /s/ Roberto Simon
Name:    Roberto Simon
Title:    Chief Financial Officer